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                                                                   EXHIBIT 10.16

                      LICENCE AND CO-MARKETING AGREEMENT

THIS AGREEMENT ("Agreement") is entered into as of the 26/th/ day of May, 2000 ("Effective Date") by and between Docent Netherlands B.V. whose principal place of business is at Planetenbaan 100, 3606 AK Maarssenbroek, The Netherlands ("Docent") and FT Knowledge Limited, a company registered in England and Wales under number 2970324, with its registered office at Number One Southwark Bridge, London SE1 9HL ("FTK") (Docent and FTK may be referred to individually as a "Party," or collectively as the "Parties").

WHEREAS:

A Docent has developed software programs and technology enabling a World Wide Web distributed learning system for use by organisations to facilitate course management, information exchange, personal information management, campus portal, assessment, management and electronic commerce. FTK is one of the world's leading providers of business education and management development and specialises in providing courses and learning resources that are highly relevant to the needs of the business and those people who work within it.

B FTK desires to licence certain of Docent's software programs and technology and purchase certain services related thereto to make FTK's courses and learning resources available through the World Wide Web to its corporate customers, and to their customers.

C Each Party also desires to co-operate in marketing the other Party's products and services and referring potential customers to the other Party.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein, the Parties agree as follows:

1.    DEFINITIONS.

      "Affiliate"                        shall mean:
                                         (1) with respect to FTK, any other
                                         entity from time to time within the
                                         operational control of FTK, and (a)
                                         which is within the Pearson Group,
                                         whether directly or indirectly, through
                                         one or more intermediaries, including
                                         but not limited to FT Knowledge Inc.,
                                         FT Knowledge LLC, New York Institute of
                                         Finance Inc., and NYIF (Holdings) LDC;
                                         or (b) in respect of which FTK, FT
                                         Knowledge Inc., FT Knowledge LLC, New
                                         York Institute of Finance Inc. or NYIF
                                         (Holdings) LDC owns more than 50% of
                                         the equity or other ownership interest
                                         of the entity; or (c) the principal
                                         business activity of which is the
                                         providing of courses and learning
                                         resources relating to business
                                         education and management development;
                                         and
                                         (2) with respect to Docent, any
                                         company within the direct or indirect
                                         ownership of the ultimate parent
                                         company of Docent.

                                         For the avoidance of doubt, all rights
                                         and benefits accruing to an Affiliate
                                         under this Agreement shall cease
                                         immediately upon such Affiliate ceasing
                                         to be an Affiliate.

      "Confidential Information"         shall mean any non-public information
                                         about a Party, including, without
                                         limitation, the Party's business,
                                         vendors, customers, products, services,
                                         employees, finances, costs, expenses,
                                         financial or competitive condition,
                                         policies and practices.

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      "Corrections"                      shall mean changes (e.g., fixes,
                                         workarounds and other modifications)
                                         made by or for Docent that correct
                                         Software Errors in the Software,
                                         provided in temporary form such as a
                                         patch, and later issued in the
                                         permanent form of an Update.

      "Docent Marks"                     shall mean the trademarks, service
                                         marks, or logos of Docent as Docent may
                                         designate from time to time.

      "Docent Services"                  shall mean such services as may be
                                         offered by Docent to its customers from
                                         time to time.

      "Documentation"                    shall mean the standard documentation
                                         provided by Docent to its customers and
                                         their users in connection with their
                                         use of the Software, including, but not
                                         limited to, program procedures and
                                         descriptions (but excluding
                                         descriptions of source code and build
                                         procedures for executable code),
                                         procedures for permitted maintenance
                                         and modification, testing data and
                                         similar written material relating to
                                         the design, structure and
                                         implementation of the Software, as well
                                         as help files and user documentation to
                                         allow individual users to use the
                                         Software.

      "Error Report"                     shall mean the document created by
                                         Docent in performing the Support and
                                         Maintenance Services when FTK reports a
                                         Software Error.

      "FTK Corporate Customer"           means any customer of FTK or its
                                         Affiliates which is a corporation or
                                         other legal entity (not being a natural
                                         person) and which is granted a licence
                                         by Docent to host a copy of the
                                         Software within that customer's
                                         firewalls for use only with courses and
                                         products supplied by FTK or its
                                         Affiliates;

      "FTK Enhancement"                  shall mean any customisation of the
                                         Software produced at FTK's request by
                                         Docent and which is neither an Update
                                         nor an Upgrade.

      "FTK Marks"                        shall mean the trademarks, service
                                         marks, or logos of FTK or its
                                         Affiliates as FTK may designate from
                                         time to time.

      "FTK Named User"                   means a Named User who is registered on
                                         a copy of the Software which is hosted
                                         by or on behalf of FTK or its
                                         Affiliates. This shall not include
                                         Named Users who are registered on a
                                         copy of the Software which is hosted
                                         other than by or on behalf of FTK or
                                         its Affiliates.

      "FTK Product"                      shall mean those products or courses
                                         supplied by FTK or its Affiliates as
                                         are set out in Schedule 1 from time to
                                         time, which Schedule 1 may be amended
                                         by FTK upon written notice to Docent
                                         should FTK wish to remove some or all
                                         titles from, or add additional titles
                                         to, the scope of this Agreement.

      "General Corporate Customer"       means any corporation or other legal
                                         entity (not being a natural person)
                                         which is granted a licence by Docent to
                                         host a copy of the Software within that
                                         customer's firewalls for use

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                                         with any courses and products (i.e. a
                                         General Corporate Customer shall not be
                                         restricted to using its copy of the
                                         Software only with courses and products
                                         supplied by FTK or its Affiliates).

      "Intellectual Property Rights"     shall mean all intellectual property
                                         rights worldwide arising under
                                         statutory or common law, whether or not
                                         perfected, including, without
                                         limitation, all (i) patents and patent
                                         applications owned or licensed by
                                         either Party; (ii) rights associated
                                         with works of authorship (including,
                                         without limitation, copyrights,
                                         computer programs, underlying code,
                                         user interfaces, databases and
                                         documentation therefor); (iii)
                                         trademarks, service marks, logos, brand
                                         names and trade dress; and (iv) any
                                         other proprietary rights relating to
                                         intangible property.

      "Licence"                          shall mean the licence granted by
                                         Docent to FTK under Clause 2 of this
                                         Agreement.

      "Marketing Materials"              shall mean any advertising, press
                                         releases, publicity, marketing
                                         collateral or similar materials.

      "Named User"                       means a named individual user (being a
                                         natural person) who is registered on
                                         the Software. For the avoidance of
                                         doubt, a registered user who ceases to
                                         be enrolled on any course on the
                                         Software but at a later date enrols on
                                         a new course on the Software, shall be
                                         deemed to be a single Named User (i.e.
                                         when an existing Named User enrols on a
                                         new course s/he shall not be deemed to
                                         be a new Named User). Further, an
                                         individual who is registered on the
                                         Software for more than one course shall
                                         be deemed to be a single Named User.


      "Net Revenues"                     shall mean the sales prices at the than
                                         current ##### (i) in respect of sales
                                         of #### resulting from an order which
                                         was ####; or (ii) in respect of sales
                                         or renewals of the Software made by
                                         ####; in both cases less the amounts
                                         for: (a) credit for ####; (b)
                                         reimbursement for ####; (c) costs for
                                         ####, #### and #### in ##### the ####;
                                         (d) #### and other #### or agreed ####
                                         allowed and taken; (e) ####, ####,
                                         ####; and other similar ####; and (f)
                                         ####, and other ####. Such amounts
                                         shall be exclusive of ####.

      "Pearson Group"                    shall mean any company within the
                                         ultimate ownership or control of
                                         Pearson plc.


      "Referral Fee"                     shall mean the percentage of Net
                                         Revenues payable to #### made to a
                                         customer from time to time as a result
                                         of #####. The relevant percentage,
                                         depending on the ##### concerned, is as
                                         set out in #####; and (b) ##### of Net
                                         Revenues received by ##### or ##### in
                                         respect


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                                         of ######

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      "Rental Fee"                       shall mean the sum of ####, payable
                                         by FTK on each of #####, ##### and
                                         ####, in accordance with Schedule 4
                                         Part A, section 1.

      "Severity Level"                   means the level of severity of a
                                         Software Error, in accordance with the
                                         Severity Level definitions below:

                                         a.  Severity Level 1. Severity Level 1
                                         implies that the Software is completely
                                         not functioning, for example because
                                         the Software has crashed or frozen and
                                         will not restart.

                                         b.  Severity Level 2. Severity Level 2
                                         implies that the Software is failing to
                                         function correctly and is generating a
                                         data corruption condition, possibly
                                         including loss of data or suspect data
                                         integrity.

                                         c.  Severity Level 3. Severity Level 3
                                         implies that the Software is running
                                         but that FTK is unable to use major
                                         portions of the Software capability and
                                         there is no "work - around".

                                         d.  Severity Level 4. Severity Level 4
                                         implies that the Software is operating
                                         close to normal but there is a non-
                                         critical Software Error or a failure in
                                         a major portion of the Software
                                         capability, but a "work -around" is
                                         available.

                                         e.  Severity Level 5. Severity Level 5
                                         implies that there is a cosmetic
                                         problem with the Software.

      "Software"                         shall mean Docent Enterprise version
                                         4.5.

      "Software Error"                   means a reproducible defect or
                                         combination of reproducible defects in
                                         the Software (or any Corrections,
                                         Upgrades, Updates or FTK Enhancements)
                                         that results in a failure of the
                                         Software (or any Corrections, Upgrades,
                                         Updates or FTK Enhancements), when used
                                         in accordance with the Documentation,
                                         to function substantially in accordance
                                         with the Specifications. A reproducible
                                         defect shall mean a defect that Docent
                                         can reproduce using that version of the
                                         Software as delivered by Docent to FTK
                                         hereunder. Software Errors do not
                                         include those errors caused by (i) the
                                         negligence of FTK, (ii) any
                                         modification or alteration of the
                                         Software made by FTK, (iii) operator
                                         error, (iv) use on any system other
                                         than the operating system specified in
                                         the Documentation, (v) accident or
                                         misuse or (vi) failure to load any
                                         Correction, Upgrade or Update as
                                         instructed by Docent.

      "Specifications"                   shall mean the technical specifications
                                         for the Software as set out in the
                                         Documentation.

      "Support and Maintenance Fee"      shall mean #####


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      "Support and Maintenance           shall mean the support and maintenance
      Services"                          services described in Schedule 2.

      "Taxes" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, estimated, or other tax of any kind whatsoever (including any interest, penalty, or addition thereto).

      "Updates"                          shall mean any bug fixes, patches, or
                                         other revisions or changes to or
                                         modifications of the Software that are
                                         made generally available to Docent's
                                         customers at no additional charge as a
                                         part of Support and Maintenance
                                         Services, which would typically be
                                         designated by a change in the version
                                         number to the right of the first
                                         decimal point, and does not include
                                         Upgrades.

      "Upgrade"                          means any new releases of, or revisions
                                         or modifications to, the Software which
                                         would typically be designed by a change
                                         in the version number to the left of
                                         the first decimal point, such as those
                                         that provide additional features,
                                         require additional hardware or perform
                                         additional functions not provided or
                                         performed by the Software previously
                                         licensed to FTK; provided that such
                                         Upgrades are made generally available
                                         to Docent's customers at no additional
                                         charge as a part of Support and
                                         Maintenance Services.

      Other terms used in this Agreement are defined in the context in which they are used and have the meanings there stated.



2.    LICENCE

2.1   Deliverables. Within fourteen (14) days from the Effective Date, Docent
      ------------
      will deliver to FTK one copy of the Software (plus applicable Documentation) to be installed subsequently on to any number of servers of FTK's choice.

2.2   Licence Grant. Subject to the provisions of this Agreement, Docent hereby
      -------------
      grants to FTK a ##### licence from the date hereof until 31 December 2003 for FTK and its Affiliates to:

      (a)  use,
      (b) enhance and/or modify through the use of any documented or undocumented Application Programming Interface (such as, by way of example only, Docent "App files"),
      (c)  perform,
      (d)  transmit,
      (e)  display,
      (f)  provide access to FTK Named Users to; and
      (g) make an unlimited number of copies, as necessary to support FTK Named Users, of the Software and any FTK Enhancements, Corrections, Updates and/or Upgrades, all for the purpose of providing on-line training to third parties.


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2.3   Docent hereby agrees, at FTK's option, to convert the licence granted under clause 2.2 into an indefinite licence with effect from 1 January 2004. FTK shall be entitled to exercise this option at any time by notice in writing to Docent. FTK shall pay Docent the sum of ##### in consideration for the conversion of the licence granted under clause 2.2 into an indefinite licence, such sum to be payable within 30 days after the date of receipt of Docent's invoice therefor.

      Notwithstanding the foregoing, any failure by Docent to request or invoice FTK for the aforementioned ##### shall not delay, affect or invalidate the conversion of the licence granted under clause 2.2 into an indefinite licence, provided such notice in writing shall have been delivered to Docent.

2.4 The licence granted to FTK and its Affiliates pursuant to clause 2.2 shall only apply to copies of the Software which are hosted by or on behalf of FTK or its Affiliates. This licence shall not apply to any copy of the Software which is hosted other than by or on behalf of FTK or its Affiliates. Any FTK Corporate Customer or General Corporate Customer who wishes to host the Software within its own firewalls shall be obliged to enter a separate licence agreement with Docent in accordance with clause 3.2.

      Should any customer who does not wish to host the Software within its own firewalls request that FTK or its Affiliates host on the Software any courses which are supplied by or on behalf of the customer, then FTK shall pay to Docent a hosting fee in accordance with Schedule 4, Part A, section 5.

2.5   Copies.  The licence granted to FTK hereunder shall apply to all copies of
      ------
      the Software created by FTK hereunder, provided that FTK reproduces on any copies of the Software, FTK Enhancements, Corrections, Updates and/or Upgrades all copyright notices and any other confidential or proprietary legends that are on or encoded in the Software.

2.6   Restrictions.  Except in order to allow FTK's Affiliates to exercise the
      ------------
      licence under section 2.2, or as otherwise expressly set forth in this Agreement, FTK may not modify, decompile, disassemble, decrypt, extract, or otherwise reverse engineer the Software or any part thereof.

2.7   Source Code Escrow.  From one month after the Effective Date, Docent will
      ------------------
      maintain for the period of this Agreement a copy of the source code of the latest version from time to time of the Software (including all FTK Enhancements, Upgrades and Updates) with National Computer Centre ("NCC"). FTK shall be entitled to access, use, copy and modify the source code pursuant only to the terms and conditions of a separate source code escrow agreement among Docent, FTK and NCC, and only if:

      (a) a Security Level 1 Software Error occurs and remains unresolved for a period of 6 weeks, in which event (i) access to the source code shall be limited to 3 individuals, each of which shall sign a confidentiality agreement; and (ii) the source code shall be released to FTK only for the period during which FTK uses it to try to resolve such Software Error and shall be destroyed at the end of such period; or

      (b)  Docent ceases, or threatens to cease, to operate as a business; or

      (c) Docent terminates the Support and Maintenance Services in accordance with clause 8.2.1; or

      (d) this Agreement is terminated by FTK for Docent's material breach in accordance with clause 8.2.3.

      FTK shall be responsible for all costs associated with the establishment and maintenance of a source code account with NCC.


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2.8   FTK Enhancements.   Should FTK request an FTK Enhancement, FTK shall
      ----------------
      provide Docent with full written details of the proposed FTK Enhancement. Within two weeks of receipt of such details, Docent will notify FTK of the charges and timescale associated with the proposed FTK Enhancement.

      Docent shall not commence work on a proposed FTK Enhancement unless and until it receives written confirmation of acceptance of the proposed charges and timescale from FTK.

      On receipt of a request for an FTK Enhancement, Docent will notify FTK if it reasonably considers the proposed FTK Enhancement would compete with the Software. If Docent does so notify FTK, the parties agree that they shall negotiate in good faith to determine a mutually acceptable release date for an Update or Upgrade (as the case may be) to include such proposed FTK Enhancement. If within 10 working days of the date of FTK's request the parties are not able to reach agreement on an acceptable release date, Docent shall be obliged to produce the FTK Enhancement.

      Should Docent produce an FTK Enhancement pursuant to this clause 2.8, it undertakes not for a period of 4 months after the FTK Enhancement has been accepted by FTK to include such FTK Enhancement in an Upgrade or Update, or to release such FTK Enhancement to, or make it available to, third parties, PROVIDED THAT this 4 month period shall not apply if Docent can demonstrate to FTK before it produces the FTK Enhancement that the proposed FTK Enhancement was already incorporated in Docent's development plans for the next Upgrade or Update and that such Upgrade or Update was due to be released no later than 6 months after the date of FTK's request.

3     MARKETING AND SALES OF SOFTWARE AND DOCENT SERVICES BY FTK.

3.1   Marketing.  Subject to the terms and conditions of this Agreement, FTK and
      ---------
      FTK's Affiliates may market and refer the Software, (including any Corrections, Upgrades, Updates or FTK Enhancements), and/or Docent Services to their potential or existing customers from time to time in order to procure orders for the Software (including any Corrections, Upgrades, Updates or FTK Enhancements), and/or Docent Services. Any such marketing efforts will be consistent with good business ethics. FTK will refrain from engaging in any illegal, unfair or deceptive trade practices, unethical business practices whatsoever, or making any representations inconsistent with specifications provided by Docent with respect to the marketing of the Software and/or Docent Services.

3.2   Terms of Sale.  #####.  FTK shall not market or quote for the Software
      -------------
      without making clear to FTK's customers that they must also pay for Docent maintenance and support for the period during which they license the Docent Software, such maintenance and support to be at #####. FTK and FTK's Affiliates shall supply their customers with a copy of Docent's standard terms and conditions and shall arrange for these to be executed by the customer and forwarded to Docent for execution by Docent. #####. Docent may change at any time and without liability, (i) Software or Docent Services, (ii) prices, (iii) availability and delivery schedules, and (iv) terms and conditions. Docent will endeavour to notify FTK within sixty (60) days prior to any such changes.

      3.3  Acceptance.  All orders for Software (including any Corrections,
           ----------
      Upgrades, Updates or FTK Enhancements) or Docent Services procured by FTK or its Affiliates are subject to Docent's final acceptance, which acceptance shall not be unreasonably withheld or delayed. Docent will use its reasonable efforts to promptly approve or reject orders procured by FTK or its Affiliates.


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      If Docent should reject an order procured by FTK or its Affiliates it shall at the time of the rejection give FTK written reasons for such rejection.

3.4   Invoices and Payment.  FTK shall be responsible for invoicing and
      --------------------
      collecting monies from FTK's customers in respect of purchases of Software and Docent Services procured by FTK or its Affiliates. #####. Failure by FTK to invoice or collect monies due from customers shall not negate FTK's obligation to remit any monies due to Docent from FTK or its Affiliates.

3.5   Marks.  Docent grants FTK and its Affiliates a #####  licence to use the
      -----
      Docent Marks solely in connection with performing its rights and obligations under this Agreement. FTK acknowledges that its utilisation of the Docent Marks will not create in it, nor will it represent it has any right, title or interest in or to such Docent Marks other than the licences expressly granted herein. FTK will comply with Docent's standard trademark usage guidelines as Docent may provide from time to time. FTK and its Affiliates shall be free to inform third parties that they are using the Docent Software in respect of FTK and its Affiliates' on-line courses, but may not otherwise use Docent's name or identify Docent in any capacity, without Docent's prior written permission, not to be unreasonably withheld or delayed. FTK will not to do anything contesting or impairing the trademark rights of Docent.

3.6   Marketing Materials.  FTK will submit to Docent for Docent's prior written
      -------------------
      approval any Marketing Materials to be used in connection with performing its obligations or rights under this Agreement solely so that Docent may monitor use of the Docent Marks. Docent will respond to any such request for approval within 10 working days. Docent reserves the right to disapprove such Marketing Materials if it determines that the Docent Marks are improperly used, in which event FTK shall not use such Marketing Materials.

3.7   Reserved Rights.  Subject to section 2.8, Docent shall at all times have
      ---------------
      the right to market, sell, lease, license, provide, ship or otherwise distribute or perform the Software and/or Docent Services to third parties. FTK shall not be entitled to receive any compensation for sales of Software and/or Docent Services consummated by Docent unless and except to the extent provided herein.

4.    MARKETING AND SALES OF FTK PRODUCT BY DOCENT

4.1   Marketing.  Subject to the terms and conditions of this Agreement, Docent
      ---------
      may market and refer the FTK Product to its potential or existing customers from time to time in order to procure orders for such FTK Product. Any such marketing effort will be consistent with good business ethics. Docent will refrain from engaging in any illegal, unfair or deceptive trade practices, unethical business practices whatsoever, or making any representations inconsistent with specifications provided by FTK with respect to the marketing of the FTK Product.

4.2   Prices and Terms of Sale. Docent shall not market or quote for FTK Product
      ------------------------
      except in accordance with ##### and standard terms and conditions. FTK may change at any time and without liability, (i) product or service offerings within the FTK Product, (ii) prices, (iii) availability and delivery schedules, and (iv) terms and conditions. FTK will endeavour to notify Docent within sixty (60) days prior to any such change.

      Docent will forward to FTK any enquiries or orders for FTK Product which it may receive.

4.3   Acceptance.  All sales of FTK Product procured by Docent are subject to
      ----------
      FTK's final acceptance, which acceptance shall not be unreasonably withheld or delayed. FTK will use all reasonable efforts promptly to approve or reject orders procured by Docent. If FTK should reject an order procured by Docent it shall at the time of the rejection give Docent written reasons for such rejection.


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4.4  Invoices and Payment.  FTK shall fulfil all orders procured by Docent which
     --------------------
     it accepts, and shall invoice such customers and their payments shall be made directly to FTK. FTK shall remit the Referral Fee to Docent in accordance with Schedule 4, Part A, Section 4.

4.5  Marks.  FTK grants Docent a ##### licence to use the FTK Marks solely in
     -----
     connection with performing its rights and obligations under this Agreement. Docent acknowledges that its utilisation of the FTK Marks will not create in it, nor will it represent it has any right, title or interest in or to such FTK Marks other than the licenses expressly granted herein. Docent will not to do anything contesting or impairing the trademark rights of FTK and will comply with FTK's standard trademark usage guidelines as FTK may provide from time to time.

     Docent may not use FTK's or FTK's Affiliates names or identify FTK or FTK's Affiliates in any capacity, without FTK's prior written permission, not to be unreasonably withheld or delayed.

4.6  Marketing Materials.  Docent will submit to FTK for FTK's prior written
     -------------------
     approval any Marketing Materials to be used in connection with performing its obligations or rights under this Agreement solely so that FTK may monitor use of the FTK Marks. FTK will respond to any such request for approval within 10 working days. FTK reserves the right to disapprove such Marketing Materials if it determines that the FTK Marks are improperly used, in which event Docent shall not use such Marketing Materials.

4.7  FTK Named Users.  Nothing in this Agreement shall entitle Docent to use, or
     ---------------
     permit a third party to access or use, the personal contact details of any FTK Named User unless as required by law or the FTK Named User (in which such case, subject to FTK's approval).

4.8  Reserved Rights.  Notwithstanding any other provision in this Agreement,
     ---------------
     FTK shall at all times have the right to market, sell, lease, license, provide, ship or otherwise distribute the FTK Product to third parties. Docent shall not be entitled to receive any compensation for sales of FTK Product consummated by FTK unless and except to the extent provided herein.

5.   SUPPORT AND MAINTENANCE

5.1  Support and Maintenance Services.  Docent will perform the Support and
     --------------------------------
     Maintenance Services. FTK shall be responsible for procuring, installing and maintaining all equipment, telephone lines, communications interfaces, and other hardware necessary to operate the Software, unless Docent agrees in writing to undertake any of these responsibilities under a separate hosting agreement.

5.2  Additional Services.  Any time services are carried out by Docent in
     -------------------
     diagnosing or fixing problems that are not caused by the Software or are not covered by this Agreement such services shall be billable to FTK at Docent's then-existing rates.

5.3  Implementation Services.  On request from FTK or its Affiliates, Docent
     -----------------------
     shall provide the necessary services to FTK Corporate Customers to enable such customers to install the Software. Such services shall be provided in accordance with Docent's standard terms and prices from time to time for professional services.

     Docent shall be entitled to use sub-contractors to provide such professional services, provided the standard of such professional services shall be no lower than if they had been performed by Docent, and further provided that Docent shall be responsible for the acts and omissions of such sub-contractors.

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6.   PAYMENTS.

6.1  To Docent.  FTK shall make payments to Docent in accordance with #####. If
     ---------
     FTK does not pay Docent any sum when due then Docent may charge FTK daily interest on overdue sums at an annualised rate equivalent to ##### above the base rate of Barclays Bank plc from time to time from the date when payment was due until the date of actual payment of all sums due (including interest).

6.2  Taxes.  FTK agrees to pay any sales, use, excise, import or export, value-
     -----
     added or similar tax and interest, as well as any costs associated with the collection or withholding thereof, and all government permit fees, license fees and customs and similar fees levied on the delivery of the Software to FTK by Docent. All payments due under this Agreement shall be made without any deduction or withholding, unless such deduction or withholding is required by any applicable law of any relevant governmental revenue authority then in effect.

6.3  Right of Audit.  By prior arrangement and during FTK's normal business
     --------------
     hours, Docent shall have the right for the sole purpose of ensuring compliance with this Agreement, to conduct a reasonable and necessary inspection of portions of the books and records of FTK which are solely relevant to the amounts payable by FTK hereunder, and/or to the number of FTK Named Users who have access to the Software through FTK at any time. Such inspections shall be made no more frequently than once in any 12 month period, and all information obtained by Docent as a result of such inspection shall be deemed to be Confidential Information of FTK. Any audit undertaken shall be conducted at Docent's sole expense, unless the payments made by FTK to Docent are determined to have been less than ##### of the payments actually owed to Docent, in which case FTK will be responsible for the payment of the reasonable fees for such inspection. In addition, FTK shall immediately remit payment to Docent for the full amount of any disclosed shortfalls. The audit rights set forth herein shall continue for one (1) year following the termination or expiry of this Agreement for any reason, or for such period as FTK continue to make payments to Docent, whichever is longer

7.   [Intentionally omitted]

8.   TERM; TERMINATION.

8.1  Term.  This Agreement shall commence as of the Effective Date and, unless
     ----
     FTK exercises its option under clause 2.3 to convert the Licence granted by Docent into an indefinite licence, then this Agreement shall expire on 1 January 2004.

     Should FTK exercise its option under clause 2.3 to convert the Licence granted by Docent into an indefinite licence, then this Agreement shall continue until terminated by either party in accordance with the terms hereof.

8.2  Termination.
     -----------

     8.2.1  By Docent without cause.  Docent may terminate the Support and
            -----------------------
            Maintenance Services upon no less than 6 months' written notice to FTK, such notice period to expire on or at any time after the 10/th/ anniversary of the Effective Date.

     8.2.2  By FTK without cause.  FTK may terminate this Agreement upon no less
            --------------------
            than 6 months' written notice to Docent, such notice period to expire on or at any time after 31 December 2003.

     8.2.3  Material Breach.  Either Party may terminate this Agreement upon
            ---------------
            written notice to the other upon the occurrence of any material breach of the other Party's material representations, warranties, covenants or other agreements contained herein, which


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            breach remains uncured for a period of thirty (30) days after receipt of a written notice from the non-breaching Party with respect to such breach. Late payment will not constitute a material breach of this Agreement.

8.3  Survival. Any provision of this Agreement which contemplates performance or
     --------
     observance subsequent to any termination or non-renewal of this Agreement (in whole or in part) shall survive any termination of this Agreement (in whole or in part, as applicable) and continue in full force and effect.

8.4  Effect of Termination or expiry.
     -------------------------------

     Upon termination or expiry of this Agreement:

     8.4.1 each Party shall return or destroy any Confidential Information of the other Party it has in its possession and certify in writing within ten (10) working days of termination that all Confidential Information in its possession or control has been so returned or destroyed;

     8.4.2 any amounts owed to Docent under this Agreement before such termination will be immediately due and payable;

     8.4.3 unless the Support and Maintenance Services have been terminated by Docent under clause 8.2.1 or this Agreement has been terminated by FTK under clause 8.2.3, the Licence granted hereunder will immediately cease and FTK must promptly discontinue all use of the Software, destroy all copies of the Software in its possession and certify in writing within ten (10) working days after the termination of the Licence to Docent that it has complied with the above. In the event of termination of the Support and Maintenance Services by Docent under clause 8.2.1 or termination of this Agreement by FTK under clause 8.2.3, the Licence granted hereunder shall not be affected and shall continue in full force and effect.

            For so long as the Licence continues, all FTK's related payment obligations hereunder shall continue, save in respect of Support and Maintenance Services.

     This clause 8.4 shall survive termination of this Agreement.

9.   OWNERSHIP.

9.1  Docent.  As between Docent and FTK, Docent has and shall have sole and
     ------
     exclusive ownership of all right, title and interest in and to the Software, Corrections, Updates, Upgrades, FTK Enhancements and Documentation, including without limitation, all Intellectual Property Rights associated therewith. Nothing in this Agreement shall be construed to grant FTK or Affiliates any ownership right in, or license to, the Software, Corrections, Updates, Upgrades, FTK Enhancements or Documentation except as expressly provided in this Agreement.

9.2  FTK.  As between Docent and FTK, FTK has and shall have the sole and
     ---
     exclusive ownership of all right, title and interest in and to the FTK Product including, without limitation, all Intellectual Property Rights associated therewith. Nothing in this Agreement shall be construed to grant Docent any ownership right in, or license to the FTK Product except as expressly provided in this Agreement.

10.  CONFIDENTIALITY.

10.1  Nondisclosure and Non-use.  Each Party receiving Confidential Information
      -------------------------
      shall (a) disclose such Confidential information to only those directors, officers, employees and agents of such

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      Party (or, in the case of FTK, the employees, directors and/or officers of the Pearson Group) (i) whose duties justify their need to know such information and (ii) who have been informed of their obligation to maintain the confidential, proprietary and/or trade secret status of such Confidential Information; and (b) use such Confidential Information only for the purposes set forth in this Agreement. Each Party receiving Confidential Information shall treat such information as strictly confidential, and shall use the same care to prevent disclosure of such information as such Party uses with respect to its own confidential and proprietary information, which shall not be less than the care a reasonable person would use under similar circumstances. Notwithstanding the foregoing, each Party may disclose Confidential Information to the extent necessary pursuant to applicable national or local law, regulation, court order, or other legal process, provided the receiving Party has given the disclosing Party prior written notice of such required disclosure and, to the extent reasonably possible, has given the disclosing Party an opportunity to contest such required disclosure at the disclosing Party's expense.

      Each Party acknowledges that the other already has extensive knowledge of and expertise in the business of developing, designing, marketing and distributing training and education products and services and therefore nothing in this Agreement shall serve to impair either Party's right to make, procure and market products or services now or in the future which may be similar to those developed or in the process of being developed by the other Party.

10.2  Exclusions from Confidential Information.  Confidential Information shall
      ----------------------------------------
      not include that which:

      (a) is or has been independently developed by the receiving Party or, in the case of FTK, any of its Affiliates;

      (b) is or has been rightfully received by the receiving Party or, in the case of FTK, any of its Affiliates, without an obligation of confidentiality;

      (c)  is or becomes publicly available without breach of this Agreement;

      (d)  is trivial or obvious;

      (e)  is approved for release by the disclosing Party.

10.3  Confidential Treatment of Agreement.  Neither Party shall disclose the
      -----------------------------------
      terms of this Agreement to any third party; provided, however, that either Party may disclose the terms of this Agreement (i) to its legal advisers and accountants, or to any potential investor or acquiror of a substantial part of such Party's business (whether by merger, sale of assets, sale of stock or otherwise) that is bound by a written agreement to keep such terms confidential, (ii) to, in the case of FTK, any company within the Pearson Group, or (iii) as may be required by law.

11.  WARRANTY; DISCLAIMER; LIMITATION OF LIABILITY.

11.1  Docent hereby warrants and represents that:

      a. it has used all reasonable endeavours to ensure (including without limitation by the use of generally available and accepted anti-virus software and procedures) that the Software, Corrections, Updates, Upgrades and FTK Enhancements are free from harmful code of any description (whether called locks, viruses, worms or otherwise) including any computer code, programming instructions or sets of instructions that are intentionally constructed to damage, interfere with or otherwise adversely affect computer programs and/or datafiles and/or hardware and/or computer systems and/or networks; and

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

      b. it has the right and power to make this Agreement and that the Software, Corrections, Updates, Upgrades, FTK Enhancements and Documentation will not violate any existing Intellectual Property Right nor breach any existing agreement; and

      c. for a period of ninety (90) days from delivery of the Software (the "Warranty Period"), the Software will perform substantially in accordance with its associated Documentation. If FTK reports a reproducible failure of the Software to perform substantially in accordance with its associated Documentation during the Warranty Period, FTK's sole and exclusive remedy for breach of this warranty shall be that Docent will either provide FTK with a workaround or make the Software conform to such Documentation, or in Docent's sole discretion, will refund the Licence Fee which FTK paid for the non-conforming Software upon FTK's certification that it has destroyed all copies, and ceased all use, of the non-conforming Software. Any replacement Software will be warranted for the remainder of the original 90-day warranty period or for thirty (30) days from the date FTK receives the replacement, whichever is longer. This warranty is void if failure of the Software is due to modification, abuse, misapplication or accident. This clause 11.1c shall not in any way restrict or limit Docent's liability for failure to perform the Support and Maintenance Services in accordance with this Agreement.

      d. Docent warrants that the Docent Services will be performed in a professional, workmanlike and skilful manner. If FTK reports a breach of this warranty within ninety (90) days after performance of the defective services, FTK's sole and exclusive remedy shall be to require Docent to re-perform the defective Docent Services.

      e. Docent does not warrant third party products provided hereunder. Any third party warranties shall, to the extent permissible by the applicable mandatory law, be passed through to FTK.

      f. Docent disclaims, on behalf of itself and its suppliers, all express, implied or statutory warranties, conditions, terms and representations related to the Software other than as expressly set forth in this Agreement, including, but not limited to, implied warranties of merchantability, satisfactory quality, fitness for a particular purpose to the maximum extent permitted by law.

11.2  FTK hereby warrants and represents that:

      a. it has the right and power to make this Agreement and the FTK Product will not violate any existing Intellectual Property Right nor breach any existing agreement;

      b. it has used all reasonable endeavours to ensure (including without limitation by the use of generally available and accepted anti-virus software and procedures) that the FTK Products are free from harmful code of any description (whether called locks, viruses, worms or otherwise) including any computer code, programming instructions or sets of instructions that are intentionally constructed to damage, interfere with or otherwise adversely affect computer programs and/or datafiles and/or hardware and/or computer systems and/or networks; and

      c. FTK disclaims, on behalf of itself and its suppliers, all express, implied or statutory warranties, conditions, terms and representations related to the FTK Product other than as expressly set forth in this Agreement, including, but not limited to, implied warranties of merchantability, satisfactory quality, fitness for a particular purpose to the maximum extent permitted by law.


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12.  INDEMNIFICATION.

12.1  Indemnification by Docent.  Docent shall indemnify, defend and hold
      -------------------------
      harmless FTK and its Affiliates from and against any and all loss, damage, injury, liability or suit, including any reasonable legal fees and costs, incurred by FTK or its Affiliates as a result of or arising from any actual or threatened claim or action against FTK or any of FTK's Affiliates, to the extent such claim or action is based on an allegation that the Software, Corrections, Updates, Upgrades, FTK Enhancements or Documentation infringe any Intellectual Property Right, provided that they notify Docent promptly in writing of such actual or threatened claim or action, they give Docent sole control of the defence thereof, that they co-operate in the defence thereof at Docent's expense and that they do not admit liability or settle any such claims or actions or make any payment on account of the same without the prior written consent of Docent, except under an order from the Court. Docent's obligation to indemnify FTK and its Affiliates shall not extend to a claim based on any alleged infringement arising from (a) any material supplied to Docent by FTK or its Affiliates which is relied upon or incorporated in the Software; or
      (b) any incorporation of the Software or any component thereof into any other product or process, unless such incorporation was carried out by or on behalf of Docent; or (c) any use by FTK or its Affiliates of a non-infringing Update, Upgrade or otherwise superseding version of such Software PROVIDED THAT Docent's obligation to indemnify FTK and its Affiliates shall apply in respect of any reasonable legal fees and costs incurred in defending such a claim, and in respect of any monies that may be paid by Docent in order to settle such a claim, or (d) use of the Software other than as permitted by this Agreement. This provision shall be the sole and exclusive remedy of FTK and its Affiliates in respect of infringement and alleged infringement.

      Docent shall, at FTK's cost, consult FTK as to the selection of lawyers, will consult with FTK's lawyers and shall keep FTK informed at all times as to the progress of the claim or action.

      If the Software, Corrections, Updates, Upgrades, FTK Enhancements or Documentation or any component thereof becomes, or in Docent's sole opinion is likely to become, the subject of such an allegation of infringement, then FTK and its Affiliates shall permit Docent, at Docent's option and expense, either to (i) procure the right to continue using the component of the Software, Corrections, Updates, Upgrades, FTK Enhancements or Documentation alleged to be infringing, or (ii) replace or modify that component of the Software, Corrections, Updates, Upgrades, FTK Enhancements or Documentation so that it becomes non-infringing. FTK and its Affiliates shall not incur any costs or expenses for the account of Docent under or pursuant to this Section without Docent's prior written consent.

12.2  FTK Indemnity.  FTK shall indemnify, defend and hold harmless Docent and
      -------------
      its Affiliates from and against any and all loss, damage, injury, liability or suit, including any reasonable legal fees and costs, incurred by Docent or its Affiliates as a result of or arising from any actual or threatened claim or action against Docent or any of Docent's Affiliates to the extent such claim or action is based on an allegation that the FTK Product infringe any Intellectual Property Right, provided that they notify FTK promptly in writing of such actual or threatened claim or action, they give FTK sole control of the defence thereof, that they co-operate in the defence thereof at FTK's expense and that they do not admit liability or settle any such claims or actions or make any payment on account of the same without the prior written consent of FTK, except under an order from the Court. FTK's obligation to indemnify Docent and its Affiliates shall not extend to a claim based on any alleged infringement arising from (a) any material supplied to FTK by Docent for incorporation in the FTK Product; or (b) any incorporation of the FTK Product or any component thereof into any other product or process, unless such incorporation was carried out by or on behalf of FTK; or (c) any use by Docent or its Affiliates of a non-infringing FTK Product PROVIDED THAT FTK's obligation to indemnify Docent and its Affiliates shall apply in respect of any reasonable legal fees and costs incurred in defending such a claim, and in respect of any monies that may be paid by FTK in order to settle such a claim, or (d) use of the FTK Product other than as permitted by this Agreement. This provision


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

      shall be the sole and exclusive remedy of Docent and its Affiliates in respect of infringement and alleged infringement.

      FTK shall, at Docent's cost, consult Docent as to the selection of lawyers, will consult with Docent's lawyers and shall keep Docent informed at all times as to the progress of the claim or action.

12.3 In no event shall either party be liable for any damages for loss of profits, business interruption, or loss of information or for any consequential or indirect damages whatsoever.

      The aggregate cumulative liability of each party, whether in contract or tort or otherwise, will not ##### under this Agreement from time to time, provided that for ##### this sum shall be deemed to be #####. #####.

13.  GENERAL PROVISIONS.

13.1  Relationship of the Parties.  This Agreement does not contemplate, create
      ---------------------------
      or constitute a joint venture, partnership, agency or similar relationship between the Parties. Neither Party shall have the right, authority or power to represent, or act on behalf of, the other unless expressly authorised to do so in this Agreement. Both Parties shall at all times maintain their own separate organisations and legal integrity.

13.2  Governing Law.  This Agreement shall for all purposes be governed by and
      -------------
      interpreted in accordance with the laws of England and Wales and each Party hereby irrevocably submits to the non-exclusive jurisdiction of the courts of England and Wales.

13.3  Force Majeure.  Neither Party will be responsible for any failure to
      -------------
      fulfil its obligations under this Agreement due to causes beyond its reasonable control, including, without limitation, acts or omissions of government or military authority, acts of God, fires, floods, riots or wars.

13.4  Binding Nature and Assignment.  FTK shall be entitled to assign any
      -----------------------------
      benefit or transfer, delegate or sub-contract any of its duties or obligations under this Agreement to any company within the Pearson Group which is the successor business to all or a substantial part of FTK's business without the prior written consent of Docent, but neither party may otherwise assign this Agreement or delegate such Party's obligations hereunder without the prior written consent of the other, which such consent shall not be unreasonably withheld. Subject to the preceding sentence, this Agreement, including any Schedules, shall be binding upon the Parties, their heirs and assigns.

115   Notices.  All notices, requests, demands, and determinations under this
      -------
      Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) one (1) business day after being given to an express, overnight courier with a reliable system for tracking delivery, (iii) when sent by confirmed facsimile with a copy delivered by another means specified in this Section, or (iv) four (4) business days after the day of mailing, when mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed to the address below:

      If to Docent, to

      Docent Inc.
      2444 Charleston Road
      Mountain View


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                                       16

       CA 94043
       Attn:  Don Lundgren, Chief Finance Officer
       Fax: + 1 650 962 9411

       With a copy to the Docent Inc company attorney at the above address

       If to FTK, to

       FT Knowledge Limited
       Wellington House
       8 Upper St. Martin's Lane
       London WC2H 9DL
       Attn: Pippa Wicks, Chief Executive
       Fax: + 44 20 7845 0701

       With a copy to the FT Knowledge company secretary at its registered office.

       A Party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.

13.6   Severability. In the event that any provision of this Agreement conflicts
       ------------
       with the law under which this Agreement is to be construed or if any such provision is held invalid by an arbitrator or a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.

13.7   Consents and Approval.  Except where expressly provided as being in the
       ---------------------
       sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

13.8   Waiver of Default  No waiver or discharge hereof shall be valid unless in
       -----------------
       writing and signed by an authorised representative of the Party against which such amendment, waiver, or discharge is sought to be enforced. A delay or omission by either Party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant.

13.9   Cumulative Remedies. Except as otherwise expressly provided, all remedies
       -------------------
       provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

13.10  Public Disclosures.  All media releases, public announcements, and public
       ------------------
       disclosures relating to this Agreement or the subject matter of this Agreement, including promotional or marketing material, but not including announcements intended solely for internal distribution or disclosures to the extent required to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party, shall be co-ordinated with and shall be subject to approval by each Party prior to release.


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                                       17

13.11  Third Party Beneficiaries.  Except as otherwise provided in this
       -------------------------
       Agreement, this Agreement shall not be deemed to create any rights in third parties, including suppliers, end users and customers of a Party, or to create any obligations of a Party to any such third parties.

13.12  Amendment. This Agreement, including any Schedule, shall not be modified,
       ---------
       amended or in any way altered except by an instrument in writing signed by both Parties.

13.13  Interpretation.
       --------------

       a. Terms other than those defined in this Agreement shall be given their plain English meaning, and those terms, acronyms and phrases known in the telecommunications and information technology services industries shall be interpreted in accordance with their generally known meanings. Unless the context otherwise requires, words importing the singular include the plural and vice-versa.

       b. References to "Clause," "Section," and "Schedule" mean references to a clause, section or schedule of this Agreement, as appropriate, unless otherwise specifically stated.

       c. The clause and schedule headings in this Agreement are intended to be for reference purposes only and shall in no way be construed to modify or restrict any of the terms or provisions of this Agreement.

       d. The words "include," "includes" and "including," when following a general statement or term, are not to be construed as limiting the general statement or term to any specific item or matter set out or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest scope.

       e. All dollar amounts referred to in this Agreement are in United States dollars.

       f.      References to one gender import references to all genders.

13.14  Counterparts.  This Agreement may be executed in several counterparts,
       ------------
       all of which taken together shall constitute one single agreement between the Parties.

13.15  Entire Agreement. Save with respect to fraudulent misrepresentation, this
       ----------------
       Agreement, including any attached Schedules, constitutes the entire agreement between the Parties with respect to the subject matter in this Agreement, and supersedes all prior agreements, whether written or oral, as well as any terms which may be incorporated on any purchase order, with respect to the subject matter contained in this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.


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
Signed for and on behalf of                       Signed for and on behalf of
Knowledge Limited                                 Docent Netherlands B.V.

/s/ #####                                         /s/ Dave Ellett
---------------------------------------------     ------------------------------
Authorised Signature                              Authorised Signature

#####                                             President & CEO
---------------------------------------------     ------------------------------
Title                                             Title

#####                                             Dave Ellett
---------------------------------------------     ------------------------------
Name (print)                                      Name (print)

26 May 2000                                       26 May 2000
---------------------------------------------     ------------------------------
Date                                              Date

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                                       19

                                   SCHEDULE 1

                                  FTK PRODUCT

Product                   Medium       Referral Fee ##### [#####]
-------                   ------       --------------------------

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                                       20

                                   SCHEDULE 2

                            SUPPORT AND MAINTENANCE

1    Corrections.  Docent will provide Corrections for the resolution of
     -----------
Severity 3 Software Errors. Such Corrections may be made available to FTK through Docent's Web site. Any Corrections shall be deemed to be Software and subject to the terms of this Agreement.

2.   Updates and Upgrades.  Docent will provide FTK with Updates and Upgrades as
     --------------------
it provides to other licensees of the Software from time to time. Any Updates or Upgrades shall be deemed to be Software and subject to the terms of this Agreement.

3.   Installation Assistance.  FTK is responsible for installation of
     -----------------------
Corrections, Updates and/or Upgrades provided pursuant to this Agreement.

4.   Telephone Support.  With the exception of American and English national
     -----------------
holidays, when no support will be available, Docent telephone support representative(s) shall be available to receive FTK telephone calls 24 hours per day, 7 days per week, 52 weeks per year. Such telephone support representative(s) will serve as FTK's interface with Docent, will accept Error Reports and will ensure that reported Software Errors are handled in a timely manner. All Software Errors will be investigated and if the Software Errors relates to the Software, or is directly caused by the Software, (a) an Error Report will be created, (b) the Software Error will be assigned a Severity Level, and (c) the Software Error will be resolved in accordance with the procedures and processes for error resolution below.

5.   E-mail Support.  Docent shall be able to receive e-mail from FTK that will
     --------------
serve as an alternate interface with Docent. Docent agrees to accept Error Reports by e-mail and will ensure that Software Errors reported in this manner are handled in a timely manner. All Software Errors reported via e-mail will be investigated in the same manner as telephone calls and as described under Telephone Support above, and e-mail support will, with the exception of American and English national holidays, when no support will be provided, be available 24 hours per day, 7 days per week, 52 weeks per year. Proof as to the sending of an email does not equate to proof of receipt.

6.   Error Resolution.
     ----------------

     6.1  Severity Level 1.  Docent will take immediate steps toward solving the
          ----------------
Software Error. Docent will use its best endeavours to resolve Severity Level 1 Software Errors as soon as practicable with due consideration as to the seriousness of the implications of an error of this magnitude. When a Severity Level 1 Software Error is reported, Docent will assign resources necessary to correct the Software Error. If system access is required, FTK will provide a contact available to Docent and access to its system and software for the duration of the error correction procedures. Docent shall not be liable for any delay caused through failure by FTK to provide such a contact in a prompt manner.

     6.2  Severity Level 2.  Docent will analyse Severity Level 2 Software
          ----------------
Errors in the order that they are reported and will use all reasonable endeavours to respond in each instance within twenty-four (24) hours. Docent will use all reasonable endeavours to resolve Severity Level 2 Software Errors as soon as practicable and will respond within 24 hours with a report as to its understanding of the seriousness of the error and an estimate as to how long it should take to correct such an error. Severity Level 1 Software Errors will take priority over Severity Level 2 Software Errors. Docent will assign appropriate technical resources to Severity Level 2 Software Errors.

     6.3  Severity Level 3.  Docent will research Severity Level 3 Software
          ----------------
Errors in the order that they are reported and will use all reasonable endeavours to respond in each instance within thirty-six (36) hours. Docent will use all reasonable endeavours to resolve Severity Level 3 Software Errors as soon as practicable and will respond within 36 hours with a report as to its understanding of the seriousness of the error and an estimate as to how long it should take to correct such an error.

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

Severity Levels 1 and 2 Software Errors will take priority over Severity Level 3 Software Errors. Docent will assign appropriate technical resources to Severity Level 3 Software Errors.

6.4     Severity Level 4.  Docent will research Severity Level 4 Software Errors
        ----------------
in order that they are reported and will use all reasonable endeavours; to respond in each instance within five working days. Docent will endeavour to resolve Severity Level 4 Software Errors in the next scheduled Update or Upgrade or make Corrections available to FTK on Docent's website. In addition Docent will endeavour to provide FTK with advice as to how a work-around may be achieved as soon as it reasonably can. Severity Levels 1,2 and 3 Software Errors will take priority over Severity Level 4 Software Errors.

6.5     Severity Level 5.  Docent will research Severity Level 5 Software Errors
        ----------------
after all other Severity Level Software Errors. Docent may correct Severity Level 5 Software Errors in the next scheduled Update or Upgrade or make Corrections available to FTK on Docent's website.

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                  SCHEDULE 3

                  PRICE LIST FOR DOCENT SOFTWARE AND SERVICES


Docent Enterprise 4.5 ##### Software Licensing Pricing


Recommended for ##### that can estimate ##### the ##### and prefer #####


##### fee, ##### license to use the following Docent ##### modules; #####, #####, #####, #####, #####, (#####) is priced separately.

Includes unlimited number of copies of software as necessary to support specified number of named users.



--------------------------------------------------------------------------------
#####                  #####         #####        #####        #####       #####

           #####
--------------------------------------------------------------------------------
#####      #####                    $#####       $#####       $#####      $#####
--------------------------------------------------------------------------------
#####      #####       #####        $#####       $#####       $#####      $#####
--------------------------------------------------------------------------------
#####      #####       #####        $#####       $#####       $#####       #####
--------------------------------------------------------------------------------
#####      #####       #####        $#####       $#####       $#####       #####
--------------------------------------------------------------------------------
#####      #####       #####        $#####       $#####       $#####       #####


The Price is calculated based on ##### and reflects ##### additional users. All customers must ##### users (or $#####). #####

Example: For ##### the price is calculated as follows: Price for ##### Price for ##### is $##### (i.e., #####) = $#####


Maintenance & Support Fee

          #####

          #####


Professional Services - Consulting

        $ #####

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                  SCHEDULE 4

                                   PAYMENTS

                                     #####
                                     -----

1.   Rental Fee
     ----------


1.1 in consideration for the rights granted to FTK under clause 2.2; the following sums shall be due to #### on the dates set out below, and shall be payable by #####:


     Date                         Payment


     #####                        $#####
     #####                        $#####
     #####                        $#####

2.   Licence Fee
     -----------


2.1  This section 2 shall only apply if #####


2.2  By no later than #####, FTK shall confirm to Docent ####.


     Within 30 days after the end of each calendar quarter thereafter ##### FTK shall pay Docent a ####.

     No further ##### regardless of ####.

3.   Support and Maintenance
     -----------------------

3.1 For the duration of this Agreement, on 1 January each year #####, such sum to be payable within 30 days after receipt of ####.

     This ##### Support and Maintenance Fee relates to a ####. Once this ####, the #### Support and Maintenance Fee shall #### on a #### basis in accordance with section 3.2 below, subject to #### per ####. For the avoidance of doubt, once there are ####, the #### Support and Maintenance Fee payable will be ##### per #####, regardless of any further ##### in the #####

      Notwithstanding the foregoing, ####, then from 1 January #### Docent may
      ####.

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

3.2  FTK shall ##### on a quarterly ####. Once this ####.

     #####.

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION



3.3 In respect of the period from the date hereof until #####, FTK shall pay Docent, #####, the sum of ##### by way of Support and Maintenance Fee, such sum to be payable #####.

4.   Referral Fees
     -------------

4.1  Sales of #####
     -----

     FTK shall pay to ##### from sales of #### which result from an #####.

     The relevant ##### shall depend upon ####, as set out in Schedule 1.

4.2  Sales of software and ##### services by #####
     ---------------------------------------------

     ##### shall pay to ##### an amount equal to #####% of ##### from sales (or #####) by ##### or ##### in accordance with clause 3 of this Agreement.

4.3  Accounting
     ----------

     FTK shall make up its accounts quarterly (at the end of each March, June, September and December) and shall render a statement of its Net
     Revenues to Docent within 30 days after the end of the relevant quarter. Docent shall then invoice FTK for the relevent Referral Fee, and such sum shall be payable within 30 days after receipt by FTK of Docent's invoice.

5.   Hosting by FTK or its Affiliates of courses which are supplied by or on
     -----------------------------------------------------------------------
     behalf of the customer
     ----------------------

     FTK shall pay to Docent the sum of $##### on each occasion that #####.

     Payments shall be made in accordance with this section 5 on a ##### basis, within ##### days after the end of ##### to which the payment relates.

                 Part B - Payments by FTK Corporate Customers
                 --------------------------------------------

1.   Licence
     -------

1.1 No license fee shall be payable by FTK Corporate Customers in respect of any ##### granted by ##### in respect of the period from the date of this Agreement until #####.

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

1.2 If FTK should exercise its option under clause 2.3 to ##### then, from ##### until #####, FTK corporate customers will be #####, PROVIDED THAT no ##### fee will be payable in respect of ##### who were ##### prior to 1 January.

     The ##### available to FTK corporate customers will vary depending on ##### was initially ##### as follows:


___________________________________________________________________
DATE  #####                        #####

-------------------------------------------------------------------
Prior to 31 December 2003          #####%
-------------------------------------------------------------------
1 January 2004 - 31 December 2004  #####%
-------------------------------------------------------------------
1 January 2005 - 31 December 2010  #####%
-------------------------------------------------------------------

2.   Support and Maintenance
     -----------------------

2.1 By way of standard support and maintenance fee, FTK Corporate customers shall be charged, in advance, ####:

     (a)    ##### price list for #### support and maintenance ####; or

     (b) $#####. for up to ####, plus $#### per #### over ####. There shall be no retrospective readjustment in respect of #### during any year.

               Part C - Payments by General Corporate Customers
               ------------------------------------------------

1.   Licence
     -------

1.1  ##### respect of the Software shall apply.

2.   Support and Maintenance
     -----------------------

2.1  ##### shall apply.

#####CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION